UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2007

360 GLOBAL WINE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	000-50092	98-0231440
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

25200 Arnold Drive Sonoma, California		95476
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(707) 934-4039

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2007, Joel A. Shapiro tendered his resignation as the Chief Executive Officer of 360 Global Wine Company, but continues as President. A. John A. Bryan, Jr. has been appointed by the Company’s Board of Directors to replace Mr. Shapiro as the Company’s Chief Executive Officer and Chief Restructuring Officer.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events

On Wednesday, March 7, 2007, 360 Global Wine Company and its wholly owned subsidiary, 360 Viansa, LLC, filed for protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release dated March 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

360 GLOBAL WINE COMPANY

Date: March 16, 2007	By:	/s/ A. John A. Bryan, Jr.
A. John A. Bryan, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 12, 2007.